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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2002

                                   ACE LIMITED
             (Exact name of registrant as specified in its charter)

        Cayman Islands           1-11778              98-0091805
(State or other jurisdiction   (Commission    (I.R.S. Employer of Incorporation)
                                File Number)         Identification No.)

          ACE Global Headquarters
            17 Woodbourne Avenue
              Hamilton, Bermuda                                HM 08
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (441) 295-5200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Information

         On March 19, 2002, ACE Limited agreed to sell in a public offering $500 million of 6% Notes due 2007.

         Attached as Exhibit 1.1 is a copy of the underwriting agreement relating to such public offering and attached as Exhibit 4.1. is a copy of the final indenture governing such notes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit
Number            Description
-------           -----------

1.1 Underwriting Agreement, dated March 19, 2002, between ACE Limited and Banc of America Securities and J.P. Morgan Securities Inc. as representatives of the several underwriters named in Exhibit A thereto

4.1 Indenture, dated as of March 15, 2002, between ACE Limited and Bank One Trust Company, N.A.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 21, 2002                      ACE LIMITED

                                           By:  Robert Blee
                                                -----------------------
                                                Robert Blee
                                                Chief Accounting Officer

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                               EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

1.1 Underwriting Agreement, dated March 19, 2002, between ACE Limited and Banc of America Securities and J.P. Morgan Securities Inc. as representatives of the several underwriters named in Exhibit A thereto

4.1 Indenture, dated as of March 15, 2002, between ACE Limited and Bank One Trust Company, N.A.